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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Mackinac Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 130 South Cedar Street
Manistique, Michigan 49854

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 27, 2015

              NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mackinac Financial Corporation (the "Corporation"), a Michigan corporation, will be held on Wednesday, May 27, 2015, at 11:00 a.m. EDT, at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, for the following purposes:

    1.
    To elect three (3) Directors, each to hold office for a three-year term;

    2.
    To approve the compensation of our named executive officers as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) ("Say-on-Pay");

    3.
    To ratify the appointment of Plante Moran, PLLC as independent auditors for the year ending December 31, 2015; and

    4.
    To transact such other business as may properly come before the annual meeting or any adjournment thereof, all in accordance with the accompanying proxy statement.

              The Board of Directors of the Corporation recommends a vote for proposals 1 and 2, and for the ratification of proposal 3.

              The Board of Directors has fixed April 10, 2015, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment of the meeting.

              We call your attention to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting. Please read it carefully.

              If you have questions or comments, please direct them to Mackinac Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854, Attention: Paul D. Tobias. Please also contact Paul D. Tobias if you would like directions to the annual meeting.

By order of the Board of Directors
/s/ Paul D. Tobias
Paul D. Tobias
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2015: The Proxy Statement, Form 10-K for the year ended December 31, 2014 and the 2014 Annual Report to Shareholders are available at www.bankmbank.com.

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.

Dated: April 24, 2015

130 South Cedar Street
Manistique, Michigan 49854

April 24, 2015

PROXY STATEMENT

              This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mackinac Financial Corporation (the "Corporation"), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, May 27, 2015, at 11:00 a.m. EDT, at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, for the purposes set forth in the accompanying notice and in this proxy statement.

              This proxy statement is being mailed on or about April 24, 2015, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on April 10, 2015, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. As of the record date, there were 6,251,450 shares of common stock outstanding. Each outstanding share will entitle the holder to one vote on each matter presented for vote at the meeting.

              If a proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the proxy will be voted on each matter that properly arises at the meeting and any adjournment of the meeting. If a shareholder specifies a choice as to a particular matter, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all of the nominees named in the proxy statement, for the Say-on-Pay proposal, for ratification of the independent auditors, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting.

              Brokers do not have discretion to cast votes on non-routine matters with respect to any shares held in street name for which they have not received voting directions from the beneficial owners. Therefore, if you hold your shares in street name, you must vote your proxy if you wish your shares to be voted in the election of directors, as well as with respect to the approval of the Amended and Restated Articles of Incorporation, approval of the compensation of our executives or to approve the adjournment of the annual meeting. A proxy may be revoked before exercise by notifying the Chief Executive Officer of the Corporation in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

Quorum, Required Vote, and Related Matters

              Quorum.    A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

              "Street Name" Accounts.    If you hold shares in "street name" with a broker, bank, or other custodian, you will receive voting instructions from the holder of record of your shares. In some cases, a broker may be able to vote your shares even if you provide no instructions. But on other matters (such as the election of directors and approval of the executive compensation) your broker may vote the shares held for you only if you provide voting instruction. Shares for which a broker does not have the authority to vote are recorded as a "broker non-vote" and are not counted in the vote by shareholders.

              If you hold your shares in street name through a broker, bank, or other nominee, it is critical that you cast your vote if you want it to count in the election of our director nominees or for the approval of the Say-on-Pay proposal.    In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker, bank, or other nominee was allowed to vote those shares on your behalf as they felt appropriate. However, recent regulations now prohibit your broker, bank, or other nominee from voting uninstructed shares on a discretionary basis on proposals one, two, or three at the annual meeting. Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the meeting, no votes will be cast on your behalf for proposals one, two, or three. Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

              Proposal No. 1 – Election of Directors.    Directors are elected by a plurality of the votes cast by the shares entitled to vote. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors. You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

              Proposal No. 2 – Say-on-Pay.    With respect to proposal no. 2, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. This vote is advisory and will not be binding upon our board of directors. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted "FOR" the approval of the compensation of the Corporation's named executive officers. Abstentions, broker non-votes or the failure to return a signed proxy will not be counted as either a vote for or against this proposal, so abstentions, broker non-votes and the failure to return a signed proxy will not affect the approval of the non-binding resolution to approve the compensation of the Corporation's named executive officers.

              Proposal No. 3 – Ratification of Independent Auditors.    The appointment of Plante Moran, PLLC as independent auditors will be ratified if more shares are voted for the ratification than are voted against the ratification. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted "FOR" the ratification. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the ratification.

 PROPOSAL 1: ELECTION OF DIRECTORS

              The Bylaws and Articles of Incorporation of the Corporation provide for a Board of Directors consisting of a number of members to be determined by resolution adopted by the affirmative vote of at least eighty percent (80%) of the Board of Directors and a majority of the Continuing Directors (as defined in the Articles). The Board of Directors has fixed the number of Directors at ten (10). The Articles of Incorporation of the Corporation and the Bylaws also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three-year terms of office. See "Information about Directors and Nominees–Director Information" below. Three persons have been nominated for election to the Board, each to serve a three-year term expiring at the 2018 annual meeting of shareholders.

Term Expiring in 2015	Term Expiring in 2016	Term Expiring in 2017
Walter J. Aspatore	Robert E. Mahaney	Dennis B. Bittner
Robert H. Orley	Paul D. Tobias	Joseph D. Garea
Randolph C. Paschke	David R. Steinhardt	Kelly W. George
L. Brooks Patterson

              Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for Messrs. Aspatore, Orley, and Paschke, the nominees named below. Messrs Aspatore, Orley, and Paschke are currently Directors of the Corporation, and its subsidiary, mBank (the "Bank"), and are the members of the class of Directors of the Corporation whose terms expire at the 2015 annual meeting. In the event that any of the nominees become unavailable, which is not anticipated, the Board of Directors at its discretion, may reduce the number of Directors or designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES

Information about Directors and Nominees

Director Information

              The following information has been furnished to the Corporation by the respective Directors. Each of them has been engaged in the occupations stated below during the periods indicated, or if no period is indicated, for more than five years.

Nominees Standing for Election	Age	Principal Occupation	Director of Corporation Since
Walter J. Aspatore (currently designated as "Lead Director")	72	Chairman, Methode Electronics Corp. (Developer of customer-engineered and application-specific products and solutions using the latest technologies). Controller, Flight Systems Division of Bendix Corporation. Vice-President of Finance, Industrial Energy Group of TRW Corporation. President, Cross & Trecker Corporation. Mr. Aspatore's qualifications to serve on the Board include a broad financial background which spans across several decades as CEO and board member in a wide variety of national and international publicly held companies.	2004

Robert H. Orley	59	Real Estate Developer, Founding Partner, O2 Investments, LLC (real estate and corporate development and management.) Mr. Orley's qualifications as director include a background in real estate management and corporate developments, along with his academic background.	2004
Randolph C. Paschke	65	Director of External Relations and Community Engagement, School of Business Administration at Wayne State University. From August 2002 to 2012–Chair, Department of Accounting and Interim Chair of The Department of Finance (2009-2010) in the School of Business Administration at Wayne State University. Mr. Paschke's qualifications as a Director include 32 years in an international accounting firm, 20 years as a partner with 16 years as a practice managing partner, a licensed CPA since 1972, along with his service as chair of the accounting department at Wayne State University.	2004
Continuing Directors
Whose Terms Expire in 2016	Age	Principal Occupation	Since
Robert E. Mahaney	56	Founder and President, Veridea Group, LLC (A commercial and residential real estate development and hotel management company). Mr. Mahaney is also a private equity investor in a number of lodging and other businesses. Mr. Mahaney's qualifications to serve on the Board include his many business ventures and previous financial services experience, coupled with his academic background, professional designations and community involvement.	2001
Paul D. Tobias	64	Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank from December 2004 to present. Mr. Tobias' qualifications as a director included his experience as a banking and financial services executive, along with his knowledge of the Corporation as Chief Executive Officer.	2007
David R. Steinhardt	45	Co-Founder and Board Member, KCPS & Company Ltd; Managing Partner and Portfolio Manager, Wooster Capital Management. Mr. Steinhardt has served as Managing Director and Head of Research at Centurion Investment Group and as an analyst and assistant portfolio manager at Spears, Benzak, Salomon and Farrell. Mr. Steinhardt's qualifications to serve as a Director include his vast experience in capital management and his educational background.	2012
Whose Terms Expire in 2017	Age	Principal Occupation	Since
Dennis B. Bittner	65	Owner and President, Bittner Engineering, Inc. (A professional services company providing planning, development and consultation related services on civil, environmental and architectural engineering projects.) Mr. Bittner's qualifications as a Director include the management/ownership of an engineering company, his many years of business related consultation to a broad array of public and private companies along with his prior career experience as an engineer with State and Federal Agencies.	2001

Joseph D. Garea	60	Investment Advisor, Managing Director Hancock Securities and related companies (provides investment portfolio management services to banks, thrift institutions and other institutional clients.) Mr. Garea's qualifications as a Director include his historical employment within the financial service industry, his service as a director of other banks, with a variety of committee responsibilities including the chairmanship of audit and compensation, along with his other current advisory services to numerous public and private financial service organizations.	2007
Kelly W. George	47	President and Chief Executive Officer of the Bank and President of the Corporation. Mr. George's qualifications to serve as a Director include his employment within the financial services industry for over twenty years with employment as a regulator for the Federal Reserve system, along with lending experience, prior to joining this Corporation.	2006
L. Brooks Patterson	75	Elected County Executive, Oakland County, Michigan–1992. Mr. Patterson's qualifications to serve as a Director include his many years of service as the County Executive of Oakland County and his academic background, along with a distinguished career as a prosecuting attorney.	2006

              The Corporation believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Corporation's operations and interests. In addition to considering a candidates' background and accomplishments, candidates are reviewed to maintain the current majority of Directors which qualify as "independent" under the rules of the Nasdaq Stock Market, LLC ("Nasdaq").

              The Corporation's Board has considered the independence of the nominees for election at the annual meeting, and the continuing Directors under the rules of Nasdaq. The Board has determined that all of the nominees and continuing Directors are independent under Nasdaq rules except Mr. Tobias, Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank, Mr. George, President of the Corporation and President and Chief Executive Officer of the Bank, and Director Robert Mahaney. Messrs. Tobias and George are not independent because of their services as Executive Officers of the Corporation and the Bank. Mr. Mahaney is not independent under Nasdaq rules as a result of the transaction described under "Indebtedness of and Transactions with Management" below.

 PROPOSAL NO. 2: NON-BINDING, ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

              The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our shareholders to vote to approve, on a non-binding basis, the compensation of the Corporation's named executive officers. At the Corporation's 2013 annual meeting, shareholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. Consistent with the Board's recommendation, shareholders voted to hold the advisory vote on an annual basis until the next required vote on the frequency of shareholder votes on executive compensation. Accordingly, we are asking you to approve the compensation of the Corporation's named executive officers as described under "Compensation of Directors and Executive Officers" and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. At last year's annual meeting, we held our first shareholder advisory vote on the compensation of our named executive officers, and shareholders voted in support of our executive compensation strategy.

              The Corporation seeks to align the interests of our named executive officers with the interests of our shareholders. Therefore, our compensation programs are designed to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We believe that our compensation policies and procedures are competitive and focused on performance and are aligned with the long-term interest of our shareholders.

              The proposal described below, commonly known as a "Say-on-Pay" proposal, gives you as a shareholder the opportunity to express your views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Corporation, the board of directors, or the human resources/compensation committee. However, the Corporation, the Board of Directors, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (the "SEC").

              The board of directors believes our compensation policies and procedures achieve this objective, and therefore recommend shareholders vote "FOR" the proposal through the following resolution:

                  "RESOLVED, that the compensation paid to the Corporation's named executive officers, as disclosed in the Corporation's Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED."

              If a quorum is present, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

              The Audit Committee has selected Plante & Moran, PLLC ("Plante"), as independent auditors for the Corporation, for the fiscal year ending December 31, 2015. The services provided to us and our subsidiaries by Plante for 2014 and 2013 are described below, under the caption "Relationship with Independent Certified Public Accountants."

              We are asking shareholders to ratify the selection of Plante as our independent auditors. Although ratification is not legally required, the Board is submitting the selection of Plante to our shareholders for ratification as a matter of good corporate governance. Representatives of Plante are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

              The affirmative vote of the holders of the majority of the shares represented in person or by proxy and entitled to vote on this item will be required for approval. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the ratification.

              If our shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and our shareholders.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL

 EXECUTIVE OFFICERS

              The Executive Officers of the Corporation serve at the pleasure of the Board of Directors. Set forth below are the current Executive Officers of the Corporation and a brief explanation of their principal employment during at least the last five years. Additional information concerning employment agreements of Executive Officers of the Corporation is included elsewhere in this proxy statement under the heading "Executive Compensation."

              Paul D. Tobias – Age 64 – Chairman of the Board and Chief Executive Officer of the Corporation and Chairman of the Board of the Bank. Mr. Tobias was appointed to his present positions with the Corporation and the Bank in November 2006.

              Kelly W. George – Age 47 – President of the Corporation and President and Chief Executive Officer of the Bank. Mr. George was appointed as President of the Corporation and as Chief Executive Officer of the Bank in November 2006.

              Ernie R. Krueger – Age 65 – Executive Vice President and Chief Financial Officer of the Corporation and the Bank. Mr. Krueger was appointed to his current positions in October 2006.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

              In 2014, each director attended more than 75% of the total number of meetings of the board and the committees on which they serve. In addition, all board members are expected to attend the annual meeting of shareholders, and all attended the 2014 Annual Meeting Shareholders. Current board and committee membership in 2014 are shown in the table below.

Name	MFNC Board	mBank Board	Nominating	Compensation	Audit
Mr. Aspatore	Lead Director	Lead Director	Member	Member	Chairman
Mr. Bittner	Member	Member		Member	Member
Mr. Garea	Member	Member	Member	Member
Mr. George	Member	Member
Mr. Mahaney	Member	Member
Mr. Orley	Member	Member		Member
Mr. Patterson	Member	Member	Chairman	Member
Mr. Paschke	Member	Member	Member	Member	Member
Mr. Steinhardt	Member	Member		Chairman
Mr. Tobias	Chairman	Chairman

Audit Committee

              The Audit Committee is a separately-designated standing Committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee has responsibility for, among other things:

  •
  Appointing or replacing the Corporation's independent auditors;

  •
  Overseeing the work of the independent auditors (including resolution of any disagreements between management and the auditors regarding financial reporting);

  •
  Reviewing the independent auditors' performance, qualifications and independence;

  •
  Approving all auditing and permitted non-auditing services to be performed by the independent auditors with limited exceptions;

  •
  Reviewing the Corporation's financial statements, internal audit function and system of internal controls;

  •
  Overseeing compliance by the Corporation with legal and regulatory requirements and with the Corporation's Code of Business Conduct and Ethics; and

  •
  Producing the report required by federal securities regulations for inclusion in the Corporation's Proxy Statement.

              The Board of Directors has adopted a charter for the Audit Committee, a copy of which is available on the Corporation's website at www.bankmbank.com.

              The current members of the Audit Committee are Messrs. Aspatore (chairman), Bittner and Paschke, all of whom are considered independent, as independence for audit committee members is defined in applicable SEC and Nasdaq rules. In addition, the Board of Directors has affirmatively determined that each of the members of the audit committee and compensation committee qualify as independent under the same standards. The Board has determined that Mr. Aspatore is an "audit committee financial expert" as that term is defined by the SEC. The Audit Committee held seven meetings in 2014.

Nominating Committee

              The Nominating Committee is responsible for, among other things:

  •
  Identifying new candidates who are qualified to serve as Directors of the Corporation;

  •
  Recommending to the Board of Directors the candidates for election to the Board and for appointment to the Board's Committees; and

  •
  Considering any nominations for Director submitted by shareholders.

              The current members of the Nominating Committee are Messrs. Patterson (chairman), Aspatore, Garea and Paschke. All members are considered independent under the applicable Nasdaq rules. The Nominating Committee held one meeting in 2014.

              The Board of Directors has adopted a charter for the Nominating Committee, a copy of which is available on the Corporation's website at www.bankmbank.com. In the past, the committee has identified potential nominees through recommendations made by executive officers and non-management directors and has evaluated them based on their resumes and through references and personal interviews. The Corporation has not paid any third party fee to assist in the process of identifying or evaluating director nominees. No shareholder, other than an officer or director, has ever submitted a suggestion for a nominee, but if the committee were to receive such a suggestion, it expects it would evaluate that nominee in substantially the same manner as required by its charter.

              The Corporation does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Nominating Committee strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Corporation's businesses.

              The Nominating Committee will consider candidates nominated by shareholders in accordance with the procedures set forth in the Corporation's Articles of Incorporation and in the Nominating Committee's charter, pursuant to which the Nominating Committee would apply the same qualification criteria and consideration factors applicable to its own nominees. Under the Corporation's Articles of Incorporation, nominations other than those made by the Board of Directors or the Nominating Committee must be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for election to the Board at the annual meeting of shareholders, together with the written consent of such person to serve as a Director, must be received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary date of the annual meeting of shareholders in the immediately preceding year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

              With respect to each person proposed to be nominated as a director, the Nominating Committee must be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five (5) years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Exchange Act); and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of Directors pursuant to Section 14(a) of the Exchange Act. The Nominating Committee may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a Director of the Corporation. No person is eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in the Articles of Incorporation.

Compensation Committee

              The current Compensation Committee of the Board of Directors is comprised of Messrs. Steinhardt (chairman), Aspatore, Bittner, Garea, Orley, Paschke and Patterson, each of whom is considered independent under Nasdaq rules defining independence. The Compensation Committee held two meetings in 2014. The Compensation Committee's primary functions are: (i) to review and recommend to the Board all persons to be elected as Chairman, Chief Executive Officer, President, Chief Financial Officer and other executive positions; (ii) to review all material performance criteria used in evaluating Executive Officers of the Corporation, including their compensation; and (iii) to review and approve the annual base salary level, annual incentive opportunity level, long-term incentive opportunity level, employment and other agreements, and other benefits of the Executive Officers. The primary responsibilities of the Compensation Committee are to ensure that the compensation available to the Board of Directors and officers of the Corporation:

  •
  enables the Corporation to attract and retain high quality leadership;

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  provides competitive compensation opportunities;

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  supports the Corporation's overall business strategy; and

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  maximizes shareholder value.

              In 2014, the Compensation Committee reviewed earnings information relative to the historical compensation of executive management and comparative information prepared both internally and from external providers. The totality of the information reviewed by the Compensation Committee was considered when establishing current executive salary levels, and similar analysis will be considered when reviewing and establishing future salaries and long term incentives.

              The Corporation's compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level or risk associated with the Corporation's business model. For this purpose, the Committee considered the Corporation's growth and return performance, volatility and leverage, and the time horizon of the Corporation's investments; and compared them to the performance metrics, leverage, and time horizon of the Corporation's compensation policies and practices. We also evaluated management's compensation in light of other specific risk parameters such as credit, liquidity and interest rate risk. Based on this assessment, the Corporation concluded that it has a balanced pay and performance program that does not promote excessive risk taking.

              The Compensation Committee charter is available on the Corporation's website at www.bankmbank.com. The Committee reviews management recommendations for contracts and compensation levels of all senior executive officers. The Committee considers these recommendations in reference to relative compensation levels of like-size financial institutions. The Compensation Committee charter allows for delegation of certain of its functions to subcommittees or otherwise, however, no such functions were delegated in 2014.

Attendance of Directors; Family Relationships

              The Board of Directors held a total of 11 meetings during 2014. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served in 2014. There are no family relationships between or among any of the Directors, nominees, or Executive Officers of the Corporation.

Communication with Directors; Attendance at Annual Meetings; Code of Ethics

              The Corporation's Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any one or more of the individual Directors by mail, c/o Corporate Secretary, Mackinac Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854. All communications will be compiled by the Corporation's Corporate Secretary and submitted to the Board or the individual Directors on a regular basis unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation's business, or communications that relate to improper or irrelevant topics.

              It is the Corporation's policy that all of the Directors and nominees for election as Directors at the annual meeting attend the annual meeting except in cases of extraordinary circumstances. All of the nominees for election at the 2015 annual meeting of shareholders and all other Directors attended the 2014 annual meeting of shareholders. The Corporation expects all nominees and Directors to attend the 2015 annual meeting.

              The Corporation has a business conduct and code of ethics policy for all employees, officers and directors of the Corporation and its subsidiaries. Among other things, the business conduct and code of ethics policy includes provisions regarding ethical conduct, compliance with law, conflicts of interest, insider trading and certain investment and other opportunities, competition and fair dealing, discrimination and harassment, record keeping of personal transactions, accounting matters, confidentiality, and reporting of violations. The Corporation has posted copies of its business conduct and code of ethics policy on its corporate website, at www.bankmbank.com, under the link "Corporate Governance." If further matters are documented, or if those documents (including the business conduct and code of ethics policy) are changed, waivers from the business conduct and code of ethics policy are granted, or new procedures are adopted, those new documents, changes and/or waivers will be disclosed on the corporate website at the internet address above, in a press release or on a Current Report on Form 8-K.

Board Leadership Structure

              The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Corporation to make that determination based on the position and direction of the Corporation and the membership of the Board. The Board believes having the Chief Executive Officer also fill the role of Chairman is more efficient and effective at this time. The Board has also determined that having an independent director serve as "Lead" Director is in the best interest of the Corporation's shareholders. The lead independent director is responsible for, among other duties: (i) acting as a liaison and channel for communication between the Chief Executive Officer and the independent Directors; (ii) considering questions of conflicts of interest of the Chief Executive Officer, other management and other Board members; and (iii) coordinating, developing the agenda and leading executive sessions of the independent Directors and communicating the results thereof to the Chief Executive Officer. This structure ensures a greater role for the independent Directors in the oversight of the Corporation and active participation of the independent Directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the Corporation's day-to-day operations.

Board's Role in Risk Oversight

              The Corporation faces a variety of risks, including credit risk, liquidity risk, and operational risk. The Board has implemented a risk management system that is intended to (i) timely identify the material risks that the Corporation faces, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee, (iii) implement appropriate and responsive risk management strategies consistent with Corporation's risk profile, and (iv) integrate risk management into Corporation decision-making.

Compensation of Directors and Executive Officers

Compensation Consultant Disclosure

              The Corporation's Compensation Committee has engaged an independent consulting firm to review Executive and Board of Director compensation, review the Corporation's annual Proxy statement, assist with the risk reviews, and provide general consulting advice to the Committee over the course of the year.

              The Compensation Committee approved engaging Meyer-Chatfield as the Committee's consultant for 2014. The engagement for 2014 included a review of our annual proxy statement and a review of the semi-annual risk review. Meyer-Chatfield is an independent third-party consulting firm that is focused on the banking marketplace.

Compensation Program Details

              The foregoing discussion provides background and context for the information that follows regarding our existing compensation programs to those persons who served as our named executive officers during 2014 and to assist in understanding the information in the executive compensation tables included later in our proxy statement. Named executive officers are determined using current year compensation for the year being disclosed.

Executive Compensation

Summary Compensation Table

              The following table shows the compensation earned by our chief executive officer and president, our chief financial officer, and the most highly compensated other executive officer (collectively, the "named executive officers") for the years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Paul D. Tobias	2014	292,125	53,000	189,251	24,287	558,663
Chairman and Chief Executive Officer	2013	285,000	40,000	—	21,273	346,273
of the Corporation
Chairman of the Bank
Kelly W. George	2014	287,000	53,000	189,407	29,366	558,773
President of the Corporation	2013	280,000	40,000	—	26,358	346,358
President and Chief Executive Officer
of the Bank
Ernie R. Krueger	2014	205,000	45,000	135,366	21,150	406,516
Executive Vice President and	2013	200,000	30,000	—	18,911	248,911
Chief Financial Officer of the
Corporation and the Bank

(1)
The amounts reported in this column for 2014 represent a discretionary bonus that was paid to each named executive officer pursuant to the terms of the Employment Agreements described below.

(2)
The amounts reported represent the aggregate grant date fair value (excluding the effect of estimated forfeitures) calculated in accordance with FASB ASC Topic 718. Awards for 2014 and 2013 in the Stock Awards column relate to time-based restricted stock awards granted on March 18, 2014 and August 31, 2013, repectively, under the Mackinac Financial Corporation 2012 Incentive Compensation Plan.

(3)
Amounts in this column for 2014 include the value of the following benefits or perquisites: (i) for Mr. Tobias, health and disability insurance premiums and life insurance premiums of $21,273; (ii) for Mr. George, 401(k) employer match contributions of $9,327 and health and disability insurance premiums and life insurance premiums of $17,031; and (iii) for Mr. Krueger, employer match contributions of $9,080 and health and disability insurance premiums and life insurance premiums of $9,831.

Narrative Disclosure to Summary Compensation Table

Amendments to Employment Agreements

              On March 24, 2015, the Corporation entered into first amendments (each, a "First Amendment" and collectively, the "First Amendments") to certain employment agreements (each, an "Employment Agreement" and collectively, the "Employment Agreements") with each of (i) Paul D. Tobias, the Company's Chairman of the Board and Chief Executive Officer and the Chairman of the Board of the Bank, (ii) Kelly W. George, the Company's President and the Bank's President and Chief Executive Officer, and (iii) Ernie R. Krueger, the Executive Vice President and Chief Financial Officer of the Bank and the Company (each an "Executive Officer").

              Pursuant to the terms of each of the First Amendments, the initial term under each of the Employment Agreements was reset to commence on March 24, 2015 (the "Commencement Date"). The Employment Agreements have an initial term (the "Initial Term") of three (3) years beginning on the Commencement Date, and automatically renew at the end of the Initial Term provided that the applicable executive notifies the Board of the Company of such renewal at least one hundred eighty (180) days prior (the "Renewal Date") to the expiration of the Initial Term or any renewal term and the Board does not notify the applicable executive of its intention not to renew the agreement on or prior to the Renewal Date.

              In the event of a change of control of the Company, the Commencement Date of each Employment Agreement automatically resets as of the date of the change of control, resulting in an initial term of three (3) years from the date of such change of control. Except as amended by the First Amendments, the Employment Agreements otherwise remain in full force and effect.

              The Employment Agreements, as amended by the First Amendments, entitle the applicable executives to, among other benefits, the following compensation:

  •
  Mr. Tobias will receive a base salary of at least $306,731 eligible for an annual cash bonus, as determined by the Compensation Committee, and shall be eligible to participate in the Company's long term incentive plan (the "Plan"). In addition, in the event Mr. Tobias' employment is terminated within two (2) years of a change of control of the Company (or six (6) months prior to such change of control in anticipation of such change of control) for any reason other than for cause, Mr. Tobias will be entitled to a lump sum payment of 2.99 times his annual base salary as of such termination.

  •
  Mr. George will receive a base salary of at least $301,350, which will be reviewed annually by the Compensation Committee. Mr. George shall also be eligible for an annual cash bonus, as determined by the Compensation Committee, and shall be eligible to participate in the Plan. In addition, in the event Mr. George's employment is terminated within two (2) years of a change of control of the Company (or six (6) months prior to such change of control in anticipation of such change of control) for any reason other than for cause, Mr. George will be entitled to a lump sum payment of 2.99 times his annual base salary as of such termination.

  •
  Mr. Krueger will receive a base salary of at least $215,250, which will be reviewed annually by the Compensation Committee. Mr. Krueger shall also be eligible for an annual cash bonus, as determined by the Compensation Committee, and shall be eligible to participate in the Plan. In addition, in the event Mr. Krueger's employment is terminated within two (2) years of a change of control of the Company (or six (6) months prior to such change of control in anticipation of such change of control) for any reason other than for cause, Mr. Krueger will be entitled to a lump sum payment of 2.0 times his annual base salary as of such termination.

              Each Employment Agreement contains provisions relating to non-solicitation of customers and personnel and non-competition during the term of employment and the two years thereafter, as well as a provision relating to the protection of confidential information.

Equity Awards Granted to our Named Executive Officers

              On March 24, 2014, the Board granted restricted stock awards to Messrs. Tobias, George and Krueger under the Mackinac Financial Corporation 2012 Incentive Compensation Plan (the "2015 Restricted Stock Awards") as follows: (i) 12,076 shares of restricted stock to Mr. Tobias; (ii) 4,698 shares of restricted stock to Mr. George, and (iii) 3,355 shares of restricted stock to Mr. Krueger. The 2015 Restricted Stock Awards will vest in four equal installments on the each of the first 4 anniversaries of the grant date (or March 24th) so that such awards shall be fully vested on March 24, 2019, subject to each named executive officer's continued employment. The 2015 Restricted Stock Awards will also fully vest upon a named executive officer's termination due to death or disability or upon a change in control of the Corporation. If the named executive officer retires, his award shall continue to vest as if his employment with the Corporation continued, provided that if he ceases to be retired than any unvested shares shall be immediately forfeited.

2014 Outstanding Equity Awards at Fiscal Year-End Table

              The following table provides information on the holdings of restricted stock by the named executive officers as of December 31, 2014.

		Stock Awards
Name	Grant Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Paul D. Tobias	08/31/2012	12,500	148,125
	3/18/2014	14,614	173,176
Kelly W. George	08/31/2012	10,750	127,387
	3/18/2014	14,626	173,318
Ernie R. Krueger	08/31/2012	9,000	106,650
	3/18/2014	10,453	123,868

(1)
The restricted stock vests in four equal installments on the first through fourth anniversaries of the grant date.
(2)
Based upon the $11.85 closing price of the shares on Nasdaq on December 31, 2014.

Retirement Plan

              The Corporation sponsors the Mackinac Financial Corporation 401(k) Plan (the "Plan"). All regular and full-time employees are eligible to enroll in the Plan after their 90 day introductory period has been met. Employees who have completed 1,000 hours of service and are 18 years of age or older during the plan year may participate in this plan. If an employee completes at least 1,000 hours of service during any plan year (January 1—December 31) and is employed by the Corporation on the last day of the Plan year, the Corporation may, in its sole discretion, make a matching contribution on their behalf. The Plan permits the Corporation, through action of the Board of Directors to specify the range, rate and level of and to make discretionary contributions to the Plan for allocation to eligible participants. For the 2014 plan year, the Corporation made a discretionary contribution that matched 100% of the first 4% of eligible employee contributions. All contributions to the Plan are subject to both individual and total participant contribution limits as established by the IRS.

Severance and Change in Control Benefits

              Other than the Employment Agreements and the acceleration of equity vesting upon certain qualifying terminations described above, the Corporation does not provide for any severance or change in control benefits.

Director Compensation

2014 Director Compensation Table

              The table below summarizes the compensation paid by the Corporation to non-employee directors for the fiscal year ended December 31, 2014.

Name	Total Fees Earned or Paid in Cash ($)	Stock Awards($)	Total ($)
Walter J. Aspatore	50,750	—	50,750
Dennis B. Bittner	42,500	—	42,500
Joseph D. Garea	35,250	—	35,250
Robert E. Mahaney	33,750	—	33,750
Robert H. Orley	34,000	—	34,000
Randolph C. Paschke	35,250	—	35,250
L. Brooks Patterson	40,000	—	40,000
David R. Steinhardt	38,750	—	38,750

2014 Non-Employee Director Annual Cash Retainer and Meeting Fees

              In 2014, each non-employee director received an annual retainer of $25,000. In addition, each committee chairman received an additional annual retainer of $3,000. See "—Board of Directors Meetings and Committees" for identification of the Lead Director and each committee chair. Finally, on August 31, 2012, each non-employee director was granted an award of 10,000 shares of restricted stock, to vest ratably over 4 years on each of the first 4 anniversaries of the grant date. Our employee directors (which included Messrs. Tobias and George in 2014) did not receive compensation for their service on the Board of Directors.

              For 2015, non-employee directors will be paid an annual fee of $25,000. In addition to the annual fee, those directors who chair board committees will be paid an additional $3,000 and board committee members will receive $250 per meeting attended.

 AUDIT COMMITTEE REPORT

              The Audit Committee has reviewed and discussed the Corporation's audited financial statements with management.

              In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence and information required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee has also considered whether the provision of any non-audit services by the auditors is compatible with maintaining the auditors' independence. The Audit Committee is satisfied as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed the audit plans, audit scope and identification of audit risks with the independent auditor.

              The Audit Committee discussed and reviewed with the independent auditors all communications required by the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

              Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for 2014 for filing with the SEC.

Audit Committee

Walter J. Aspatore            Dennis B. Bittner            Randolph C. Paschke

Principal Accountant Fees and Services

              The following table summarizes fees for professional services rendered by Plante Moran, PLLC, the Corporation's independent auditors for the years ended December 31, 2014 and 2013:

	2014	2013
Audit fees(1)	$114,515	$103,000
Audit-related fees(2)	24,150	20,000
Tax fees(3)	22,570	18,612
All other fees(4)	70,216	93,855

Total fees	$231,451	$235,467

(1)
Audit fees consist of fees billed for professional services performed by Plante Moran, PLLC, for the audit of the Corporation's annual financial statements, the review of financial statements included in the Corporation's Form 10-Q filings and services that are normally provided in connection with regulatory filings or engagements.

(2)
Represents fees for audit of the Corporation's 401(k) plan.

(3)
Represents fees billed for tax services, including tax reviews and planning.

(4)
All other fees represent fees paid for review of registration statements and regulatory compliance testing.

              The Audit Committee is required to review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). During 2014, all services provided by Plante Moran, PLLC were pre-approved by the Audit Committee. To the extent required by Nasdaq rules or any other applicable legal or regulatory requirements, approval of non-audit services must be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

              Certain of the Directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been Directors or officers of corporations, or members of partnerships or limited liability companies, which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such previous transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and (iii) did not involve more than normal risk of collectability or present other unfavorable features. The Audit Committee of the Board of Directors has responsibility for reviewing and approving transactions with related persons, in accordance with the rules of the Nasdaq. The Audit Committee, as a general policy, approves transactions to related parties at essentially the same terms and conditions that apply to similar transactions it engages in or approves with non-related parties.

              Under SEC rules, a "related person transaction" is any transaction or series of transactions in which the Corporation or a subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A "related person" is a director, officer, nominee for director or a more than 5% shareholder since the beginning of the Corporation's last completed fiscal year, and their immediate family members. The Company reviews all related person transactions in accordance with the procedure described above.

              Mr. Mahaney owns a controlling interest in Veridea Group, LLC, a commercial and residential real estate development and hotel management company he founded in 2001. On May 24, 2013, the Bank signed a lease for a branch office in a building owned by Mr. Mahaney. The lease has a 15-year term. Lease payments in calendar year 2014 totaled $426,354.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

              As of March 31, 2015, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Corporation, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Steinhardt Capital Investors, LLLP 712 5th Avenue, 34th Floor New York, NY 10019	1,019,788 Common Shares	16.27%
FBO Banc Funds Company, LLC(1) 20 North Wacker Drive, Suite 3300 Chicago, IL 60606	516,707 Common Shares	8.25%
Raymond Garea 31 Claremont Avenue Maplewood, NJ 07040	372,225 Common Shares	5.94%
FSI Group, LLC 441 Vine Street, Suite 507 Cincinnati, OH 45202	340,000 Common Shares	5.43%
Elizabeth Park Capital Advisors, LTD 29525 Chagrin Blvd., Suite 318 Pepper Pike, OH 44122	336,335 Common Shares	5.37%
Wellington Management Company LLP(2) 280 Congress Street Boston, MA 02210	328,796 Common Shares	5.25%

(1)
Based upon Amendment 2014-1 to Schedule 13G/A as of December 31, 2014, which was filed with the SEC on February 12, 2015. Includes 339,300 shares held by Banc Fund VI LP ("BF VI"), 43,772 shares held by Banc Fund VII LP ("BF VII"), 119,437 shares held by Banc Fund VIII LP ("BF VIII") and 14,198 shares held by Banc Fund IX LP ("BF IX"). MidBanc VI, LP is the general partner of BF VI. MidBanc VII LP is the general partner of BF VII, MidBanc VIII LP is the general partner of BF VIII, and MidBanc IX LP is the general partner of BF IX. The general partner of MidBanc VI LP, MidBanc VII LP, MidBanc VIII LP, and MidBanc IX LP is The Banc Funds Company, LLC, whose principal shareholder is Charles J. Moore. Mr. Moore also serves as the manager of BF VI, BV VII, BF VIII, and BF IX and as manager, Mr. Moore has voting and dispositive power over the securities reported.
(2)
Based upon Amendment No. 2 to Schedule 13G as of December 31, 2013, which was filed with the SEC on February 14, 2014. Wellington Management Company, LLP, in its capacity as investment adviser, shares voting and investment power with respect to these shares and therefore, may also be deemed to beneficially own the shares, which are held of record by clients of Wellington Management.

              The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the Corporation's Directors, each of the Executive Officers listed in the Summary Compensation Table and by all current Directors and Executive Officers of the Corporation as a

group, as of March 31, 2015. Except as noted, beneficial ownership is direct and the person indicated has sole voting and investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Walter J. Aspatore	23,620	*
Dennis B. Bittner	9,067	*
Joseph D. Garea	83,315	1.33%
Kelly W. George	32,489	*
Ernie R. Krueger	34,195	*
Robert E. Mahaney	16,420	*
Robert H. Orley	31,641	*
Randolph C. Paschke	25,317	*
L. Brooks Patterson	5,000	*
David R. Steinhardt(1)	1,019,788	16.27%
Paul D. Tobias(2)	156,682	2.50%

All current Directors and Executive Officers as a group (10 persons)	1,437,534	22.94%

*
Less than 1.0%. Percentages are based on shares outstanding on March 31, 2015.
(1)
Includes 97,000 shares owned by a related entity held jointly with exclusivity by Mr. Steinhardt on voting rights.
(2)
Includes 10,256 shares owned by Tobias Capital LLC, which is 35% owned by Mr. Tobias and his wife.

              The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this proxy statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of filings furnished to and written representation regarding Form 5 filing obligations, the Corporation is not aware of any failure by any such person to file required reports on a timely basis.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors

              The financial statements of the Corporation for the year ended December 31, 2014 have been examined by Plante Moran, PLLC, an independent registered public accounting firm. A representative of Plante Moran, PLLC is expected to be at the meeting and will have an opportunity to make a statement and will be available to answer appropriate questions. Plante Moran, PLLC has been appointed by the Audit Committee of the Board of Directors to serve as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2015.

Changes of Accountants

              There was no change of the Corporation's independent public accountants during 2013 or 2014.

 SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Deadline for Shareholder Proposals to be Considered for Inclusion in the Corporation's Proxy Materials

              A proposal submitted by a shareholder for the 2016 annual meeting of shareholders must be sent to the Secretary of the Corporation, 130 South Cedar Street, Manistique, Michigan 49854 and must be received by the Corporation no later than December 31, 2015 to be eligible for inclusion in the Corporation's proxy materials for the 2016 annual meeting of shareholders under Rule 14a-8 under the Exchange Act. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Deadline for Shareholder Proposals and Director Nominations to be Brought Before the 2016 Annual Meeting

              In order to be considered at any meeting, a shareholder proposal submitted outside of Rule 14a-8 under the Exchange Act, other than a nomination of directors, must (i) comply with the requirements in the Corporation's Bylaws and Articles of Incorporation as to form and content, and (ii) be received by the Corporation (a) at least 30 days prior to the originally scheduled date of the meeting, or (b) not later than the close of business on the tenth day following the date on which notice of the scheduled meeting was first mailed to the shareholders, if less than 40 days notice of the meeting is given by the Corporation. Shareholder nominations of directors must comply with the requirements of the Articles of Incorporation and Bylaws summarized above under "Board of Directors Meetings and Committees—Nominating Committee."

OTHER MATTERS

              The Board of Directors is not aware of any matter to be presented for action at the 2015 annual meeting, other than the matters set forth herein. If any other business should properly come before the meeting, the proxy will be voted regarding the matter in accordance with the best judgment of the persons authorized in the proxy, and discretionary authority to do so is included in the proxy.

              The cost of soliciting proxies will be borne by the Corporation. If requested, the Corporation will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone, facsimile or in person, without compensation other than their regular compensation.

              The Annual Report of the Corporation for 2014 is included with this proxy statement. Copies of the report will also be available for all shareholders attending the annual meeting and can be obtained on our website at www.bankmbank.com.

              THE ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION AND THE CORPORATION'S 2014 ANNUAL REPORT IS ALSO AVAILABLE AT WWW.BANKMBANK.COM AND WILL BE PROVIDED FREE TO SHAREHOLDERS UPON WRITTEN REQUEST. TO REQUEST A COPY, WRITE TO SHAREHOLDER RELATIONS DEPARTMENT, MACKINAC FINANCIAL CORPORATION, 130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN 49854.

              Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

              LOCATION OF MACKINAC FINANCIAL CORPORATION 2015
ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 27, 2015, at 11:00 a.m. EDT
The Townsend Hotel
100 Townsend Street
Birmingham, Michigan 48009

              Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000245586_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Walter J. Aspatore 02 Robert H. Orley 03 Randolph C. Paschke MACKINAC FINANCIAL CORPORATION ATTN: ERNIE KRUEGER, EVP/CFO 130 SOUTH CEDAR STREET MANISTIQUE, MI 49854 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 A PROPOSAL TO APPROVE IN A NON-BINDING ADVISORY VOTE THE CORPORATION'S COMPENSATION OF EXECUTIVES, AS DISCLOSED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING. 3 TO RATIFY THE APPOINTMENT OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000245586_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K, and Proxy Statement is/are available at www.proxyvote.com . MACKINAC FINANCIAL CORPORATION Annual Meeting of Shareholders May 27, 2015 11:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Paul D. Tobias and Kelly W. George, or either of them, with power of substitution in each, proxies to vote, as designated hereon, all of the undersigned's shares of Common Stock of MACKINAC FINANCIAL CORPORATION, at the Annual Meeting of Shareholders to be held at The Townsend Hotel, 100 Townsend Street, Birmingham, MI 48009, on May 27, 2015, at 11:00 a.m., EDT and any and all adjournments thereof: This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

QuickLinks

130 South Cedar Street Manistique, Michigan 49854 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 27, 2015
130 South Cedar Street Manistique, Michigan 49854 April 24, 2015 PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: NON-BINDING, ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
BOARD OF DIRECTORS MEETINGS AND COMMITTEES
Compensation of Directors and Executive Officers
Summary Compensation Table
Narrative Disclosure to Summary Compensation Table
2014 Outstanding Equity Awards at Fiscal Year-End Table
2014 Director Compensation Table
AUDIT COMMITTEE REPORT
Audit Committee
INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT
BENEFICIAL OWNERSHIP OF COMMON STOCK
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING
OTHER MATTERS